As filed with the Securities and Exchange Commission on June __, 2001

                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                           1934 (AMENDMENT NO. __ )


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ X / Preliminary Proxy Statement            / / Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
                        1200 Prospect Street, Suite 200
                          La Jolla, California 92037
          ----------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                                 SAME AS ABOVE
          ----------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ No fee required.
    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    / / Fee paid previously with preliminary materials:

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND


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Dear Shareholder:

         As a shareholder of The Pacific Corporate Group Private Equity Fund (the "Fund"), you are being asked to approve new management arrangements (the "New Management Arrangements") with Pacific Corporate Group LLC ("PCG LLC"). The Management Arrangements include a new management agreement between the Fund and PCG LLC and the substitution of PCG LLC for Pacific Corporate Group, Inc. ("PCG Inc.") as the adviser trustee of the Fund. These approvals will be necessary as a result of the addition of several key members of our current management as owners of Pacific Corporate Group Holdings, LLC ("PCG Holdings LLC"), which is to become the parent company of PCG LLC. It is contemplated that PCG Inc. will be merged into PCG LLC, with PCG LLC as the surviving entity in the merger.

         This restructuring will not involve any change in the individuals who currently manage the Fund, and the undersigned, the owner of Pacific Corporate Group Holdings, Inc., will be the largest owner of PCG Holdings LLC after the restructuring. Additionally, other than the identity of the management company (PCG LLC instead of PCG Inc.), the new management agreement will be identical to the current management agreement in every respect, including the services provided and fees payable thereunder.

         On July 18, 2001, the Fund will hold a special meeting of shareholders for the purpose of considering the approval of the New Management Arrangements with PCG LLC. A proxy statement that provides information about the proposed New Management Arrangements is enclosed, along with a sheet containing Frequently Asked Questions and Answers.

         I believe that the addition of the key members of our management as owners of PCG Holdings LLC will enhance our organization and better enable it to serve the Fund in the future. Currently, under the management of PCG Inc., the Fund is widely invested in a number of markets. Through March 31, 2001, the Fund has made distributions to shareholders aggregating approximately $12,931,000.

         After careful consideration, the Fund's Board of Trustees has unanimously approved the proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

         Your vote is important. Please take a moment now to sign, date and return your proxy card in the enclosed postage paid return envelope.

                                               Sincerely,


                                               Christopher J. Bower
                                               President
                                               The Pacific Corporate Group
                                               Private Equity Fund
Enclosure

                    FREQUENTLY ASKED QUESTIONS AND ANSWERS

Why am I being asked to vote?

Funds are required to obtain shareholders' votes for certain types of changes, like the proposal included in this Proxy Statement. You have a right to vote on such a proposal.

How do I vote my shares?

You may complete and return the enclosed Proxy Card or vote in person at the meeting.

o If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" the proposal.
o If you do not respond at all, we may contact you by telephone to request that you cast your vote.

What are the issues?

There are no significant issues. However, you are being asked to approve new management arrangements (the "New Management Arrangements") with Pacific Corporate Group LLC ("PCG LLC"), including a new management agreement (the "New Management Agreement") between the Fund and PCG LLC and the substitution of PCG LLC for Pacific Corporate Group, Inc. ("PCG Inc.") as the adviser trustee of the Fund.

Why must the Fund enter into the New Management Arrangements?

As part of a restructuring of PCG, PCG Inc. will be merged with and into PCG LLC, with PCG LLC as the surviving entity. Additionally, Pacific Corporate Group Holdings, Inc. ("PCG Holdings Inc."), the current parent company of PCG Inc., will transfer all of its assets to Pacific Corporate Group Holdings, LLC ("PCG Holdings LLC"), which will become the new parent company of PCG LLC. Several key members of current management will be the owners of PCG Holdings LLC, including Christopher J. Bower, the owner of PCG Holdings Inc., who will be its largest owner after the restructuring. Due to the ownership changes, the Fund must enter into the New Management Arrangements with PCG LLC.

Why am I being asked to approve the New Management Arrangements?

It is important to note that, other than the identity of the management company (PCG LLC instead of PCG Inc.), the New Management Agreement is identical to the Current Management Agreement in every respect, including the services provided and fees paid thereunder, and that the ownership changes described above are not expected to affect the portfolio management of the Fund.

These changes, however, may be deemed to constitute an "assignment" of the current management agreement with PCG Inc. (the "Current Management Agreement") under the Investment Company Act of 1940. Such an assignment, without your consent, would result in the termination of the Current Management Agreement. Accordingly, in order to ensure continuity of management and investment advisory services provided to the Fund, the New Management Arrangements are being presented for approval by a majority of the Fund's shareholders.

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After careful consideration, the Fund's Board of Trustees has unanimously approved the proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.
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

                          PRELIMINARY PROXY STATEMENT


                THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 18, 2001


         A special meeting of the shareholders of The Pacific Corporate Group Private Equity Fund (the "Fund") will be held at the offices of the Fund, located at 1200 Prospect Street, Suite 200, La Jolla, California 92037, at 10:00 a.m. (Pacific time), on July 18, 2001. At the meeting, shareholders will be asked:

         (1) To consider and act upon a proposal to approve new management arrangements with Pacific Corporate Group LLC ("PCG LLC"), including a new management agreement between the Fund and PCG LLC and the substitution of PCG LLC for Pacific Corporate Group, Inc. as the adviser trustee of the Fund; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Trustees has fixed June 4, 2001 as the record date for determination of shareholders entitled to vote at the meeting.

                                        By Order of the Board of Trustees,


                                        Christopher J. Bower
                                        Chief Executive Officer


June __, 2001


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YOU CAN HELP THE FUND AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO
ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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

                          PRELIMINARY PROXY STATEMENT


                THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

                        1200 Prospect Street, Suite 200
                              La Jolla, CA 92037


About the Proxy Solicitation and the Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees (the "Board" or "Trustees") of The Pacific Corporate Group Private Equity Fund (the "Fund"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on July 18, 2001 at the offices of the Fund, located at 1200 Prospect Street, Suite 200, La Jolla, California 92037 at 10:00 a.m. (Pacific Time) (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting"). This Proxy Statement and the enclosed proxy card are expected to be mailed on or about June ___, 2001 to shareholders of record at the close of business on June 4, 2001 (the "Record Date").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Pacific Corporate Group LLC ("PCG LLC"). In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the Fund or, if necessary, a communications firm retained for this purpose. PCG LLC may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares of beneficial interest ("Shares") of the Fund held of record by such persons.

         The Board has reviewed and approved the proposed new management arrangements (the "New Management Arrangements") with PCG LLC, including a new management agreement (the "New Management Agreement") between the Fund and PCG LLC and the substitution of PCG LLC for Pacific Corporate Group, Inc. ("PCG Inc.") as the Fund's adviser trustee (in such capacity, the "Adviser Trustee"), and recommends that the shareholders approve the proposed New Management Arrangements. The purpose of the Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

         As of the Record Date, there were approximately 108,660 Shares of the Fund outstanding.

         The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's most recent annual report and semi-annual report succeeding such annual report, if any. Requests for an annual report for the Fund may be made by writing a self-addressed postage paid card to the Fund's principal executive offices or by calling the Fund. The Fund's principal administrative offices are located at 1200 Prospect Street, Suite 200, La Jolla, California 92037. The Fund's telephone number is
(858) 456-6000.

                     PROPOSAL #1: APPROVAL OR DISAPPROVAL
                      OF THE NEW MANAGEMENT ARRANGEMENTS

         PCG Inc. has served as the manager to the Fund since February 9, 1998. PCG Inc. manages the investment policies and makes investment decisions for the Fund pursuant to its existing management agreement with the Fund dated February 9, 1998 (the "Current Management Agreement"). As part of its advisory arrangements, PCG Inc. also acts as the Fund's Adviser Trustee pursuant to the terms of the Fund's Second Amended and Restated Declaration of Trust (the "Declaration of Trust").

         As part of a restructuring (the "Restructuring"), PCG Inc. will be merged with and into PCG LLC, with PCG LLC as the surviving entity. Additionally, Pacific Corporate Group Holdings, Inc. ("PCG Holdings Inc."), the current parent company of PCG Inc., will transfer all of its assets to Pacific Corporate Group Holdings, LLC ("PCG Holdings LLC"), which will become the new parent company of PCG LLC. Several key members of current management will be the owners of PCG Holdings LLC, including Christopher J. Bower, the owner of PCG Holdings Inc., who will be its largest owner after the Restructuring. PCG LLC has advised the Board that the Restructuring is not expected to affect the portfolio management of the Fund. However, the ownership changes could be deemed to constitute an "assignment" of the Current Management Agreement under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which would result in the termination of the Current Management Agreement. Accordingly, in order to ensure continuity of management and advisory services provided to the Fund, the New Management Arrangements with PCG LLC, including the New Management Agreement and the substitution of PCG LLC as the Fund's Adviser Trustee, are proposed to be approved by a majority of the Fund's shareholders before the Restructuring is completed.

         Other than the identity of the management company (PCG LLC instead of PCG Inc.), the New Management Agreement under which the Fund will operate after the Restructuring is identical to the Current Management Agreement. The management professionals and the services provided to the Fund by PCG LLC after the Restructuring will be identical to those currently provided to the Fund. PCG Inc. has further advised the Board that it believes that there will be no reduction in the quality of any of the services presently furnished by PCG Inc. As described below, the proposed New Management Agreement does not alter the rate of management compensation presently payable by the Fund.

         If approved by the Fund's shareholders at the Meeting, the New Management Agreement will remain in effect until July 18, 2003, unless terminated as described below. The Current Management Agreement was renewed by the Board on May 3, 2001.

Trustees Consideration and Recommendation

         In its consideration of the New Management Arrangements, the Board received information relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by PCG LLC, (b) comparative data with respect to the advisory fees paid by other funds with similar investment objectives,
(c) the relative profitability of the present arrangements to PCG Inc. and (d) information about the services to be performed and the personnel performing such services under the Current Management Agreement and the New Management Agreement.

         After considering all of the information that it deemed relevant, including the factors stated above, the Board, including the Independent Trustees of the Fund ("Independent Trustees") by unanimous vote, approved the New Management Arrangements with PCG LLC. Further, the Board recommends that the shareholders of the Fund vote to approve the New Management Arrangements.

Information Concerning PCG LLC

         PCG LLC will be a wholly-owned subsidiary of PCG Holdings LLC, whose principal address shall also be 1200 Prospect Street, Suite 200, La Jolla, California 92037.

         PCG LLC will provide management and investment advisory services to the Fund and will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

         The following table sets forth the name, title and principal occupation of the proposed principal executive officers of PCG LLC upon completion of the Restructuring:

                                          Title with PCG LLC
           Name*                        after the Restructuring                Present Principal Occupation
           -----                        -----------------------                ----------------------------
  Christopher J. Bower                  Chief Executive Officer             Chief Executive Officer of PCG Inc.
  Tara A. Blackburn                       Managing Director                   Managing Director of PCG Inc.
  Kelly K. DePonte                        Managing Director                   Managing Director of PCG Inc.
  Walter B. Fitzsimmons, Jr.              Managing Director                   Managing Director of PCG Inc.
  Adrienne Gaines                         Managing Director                   Managing Director of PCG Inc.
  Philip M. Posner                      Managing Director and              Managing Director and Chief Financial
                                        Chief Financial Officer                    Officer of PCG Inc.
  Michael Russell                         Managing Director                   Managing Director of PCG Inc.
  Scott Stedman                           Managing Director                   Managing Director of PCG Inc.
  Lisa C. Gildred                          Vice President                      Vice President of PCG Inc.
  Kara B. King                         Vice President/Manager of           Vice President/Manager of Investment
                                       Investment Administration                Administration of PCG Inc.

  ---------------
  *The address of each executive officer is 1200 Prospect Street, Suite 200, La Jolla, California 92037.

Terms of the New Management Agreement

         A copy of the form of the New Management Agreement is set forth as Exhibit A. Set forth below is a summary of the terms of that agreement. As discussed above, other than the identity of the management company (PCG LLC instead of PCG Inc.) the proposed New Management Agreement is identical to the Current Management Agreement. The fees payable under the New Management Agreement will be identical to the fees payable under the Current Management Agreement.

         Pursuant to the New Management Agreement between PCG LLC and the Fund, PCG LLC agrees to furnish the Fund with investment research, advice and supervision. As manager to the Fund, PCG LLC shall exercise investment discretion on behalf of the Fund and furnish continuously an investment program for the Fund. PCG LLC shall determine from time to time which securities shall be purchased, sold or exchanged and the portion of the assets of the Fund to be held in the various securities in which the Fund invests and the portion to be held in cash.

Compensation and Expenses

         As described above, the investment advisory compensation presently payable by the Fund under the Current Management Agreement will remain the same under the proposed New Management Agreement.

         For the services provided by PCG LLC under the New Management Agreement, the Fund will pay PCG LLC a management fee computed at the rate of 1.25% per annum of the total capital commitments of the Fund, less any distributions of capital and realized investment losses (the "Management Fee"). The Management Fee will be paid to PCG LLC quarterly in advance, computed as of the end of the prior quarter. The Management Fee will be reduced by 100% of directors' fees or other remuneration, if any, received by PCG LLC or its employees in connection with ongoing portfolio management with respect to portfolio investments during the quarter. To the extent such fees or other remuneration exceed the quarterly Management Fee, the excess amount will be credited in full against subsequent payments of such fee. For the fiscal year ended March 31, 2001, the Management Fee to PCG Inc. aggregated approximately $1,378,977. PCG Inc. pays Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), which serves as the placement agent in the offering of the Fund's Shares, a quarterly shareholder servicing fee out of the Management Fee in an amount up to, on an annual basis, 0.45%. For the fiscal year ended March 31, 2001, PCG Inc. paid DLJ approximately $456,527 in respect of the servicing fee.

         PCG Inc. owns 500 Shares of the Fund. On October 12, 2000, the Fund made a cash distribution of $19 per Share to all shareholders of the Fund, and PCG Inc. received $9,500 in relation thereto. On April 5, 2001, the Fund made a cash distribution of $100 per Share to all shareholders of the Fund, and PCG Inc. received $50,000 in relation thereto.

         In addition to the quarterly Management Fee, PCG LLC, in its capacity as Adviser Trustee of the Fund, may receive on a cumulative basis over the life of the Fund a "carried interest" in the profits generated by certain types of investments. The carried interest is equal to 20% of the Fund's aggregate net income and net loss from investments made directly in private or public operating companies ("Direct Investments") and 15% of the Fund's aggregate net income and net loss from Direct Investments that are considered "co-investments." Since the inception of the Fund, PCG Inc. did not receive any distributions pursuant to its carried interest.

         The carried interest receivable by PCG LLC, in its capacity as Adviser Trustee, will remain the same under the proposed New Management Arrangements.

         The New Management Agreement obligates PCG LLC to furnish office space, equipment and facilities for the Fund, as well as the fees of all Trustees and officers of the Fund who are affiliated persons of PCG LLC.
The Fund pays all other expenses of the Fund, including organizational costs, taxes, expenses for legal and auditing services, costs of printing proxies and shareholder reports, administrative and custodial expenses, expenses of portfolio transactions, Securities and Exchange Commission fees, state Blue Sky filing fees, fees and expenses with respect to borrowing, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of PCG LLC, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other like expenses properly payable by the Fund.

Duration and Termination of the New Management Agreement

         The New Management Agreement will remain in effect until July 18, 2003, and from year to year thereafter if approved annually (a) by the Board of Trustees, including a majority of Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party or (b) by a majority of outstanding Shares of the Fund. Such contract is not assignable and may be terminated without penalty on 60 days' written notice by the Fund, on 180 days' written notice by PCG LLC or by the vote of the outstanding voting securities of the Fund.

   The Board of Trustees Recommends that Shareholders Vote FOR the Proposal.


                          INFORMATION ABOUT THE FUND

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each Share of the Fund is currently entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of Shares owned times net asset value per share) of Shares. Under the Investment Company Act, the term "Majority Shareholder Vote" of a fund means the favorable vote of: (a) 67% or more of the outstanding votes of such fund present at the Meeting, if 50% or more of the outstanding votes of the fund are present or represented by proxy; or (b) the vote of more than 50% of the outstanding votes of the fund, whichever is less. Under the Fund's Declaration of Trust, a majority of the Shares voted shall decide any question unless a larger vote is required by any provision of the Declaration of Trust. A Majority Shareholder Vote of the Fund is required to approve Proposal 1.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the Shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" must be present. A quorum is present if the holders of at least one-half of the votes entitled to be cast are represented at the meeting, either in person or by proxy.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 1.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). Any number of Shares is sufficient for calling for an adjournment, and adjournment with respect to any particular matter to be considered at a meeting with respect to which there are insufficient votes may be made from time to time; and any adjourned session or sessions may be held within 120 days after the date set for the original meeting without the necessity of further notice.

Security Ownership of Certain Beneficial Owners

         As of the close of business on the Record Date, the persons named in the following table owned, to the knowledge of management, more than 5% of the outstanding Shares of the Fund in the amounts indicated:

                                             Shares of the Fund Owned as of    Percentage of Shares Owned
Name of Beneficial Owner                              June 4, 2001                 as of June 4, 2001
------------------------                              ------------                 ------------------
BancOne & Co.(1)                                          9,950                           9.16%

The Pacific Corporate Group Offshore                      8,077                           7.43%
Private Equity Fund L.P.(2)

---------------------
(1) The address of BancOne & Co. is 1111 Polaris Parkway #2, Columbus, OH 43240.
(2) The address of The Pacific Corporate Group Offshore Private Equity Fund, L.P. is c/o Pacific Corporate Group, 1200 Prospect Street, Suite 200,
    La Jolla, CA 92037.

Certain Officers and Trustees of the Fund

         The names of the executive officers and Trustees of the Fund who shall also be officers, directors, employees or shareholders of PCG LLC are set forth below:

Name and Position with the Fund                Proposed Position with PCG LLC
-------------------------------                ------------------------------

Christopher J. Bower*                                 Chief Executive Officer
  Trustee and President
Kelly K. DePonte                                         Managing Director
  Secretary
Philip M. Posner                                      Managing Director and
  Treasurer                                           Chief Financial Officer
----------------
* Interested person, as defined in the Investment Company Act, of the Fund.

Administrator of the Fund

         Palmeri Fund Administrators, Inc. ("PFA") acts as the administrator for the Fund. The address of PFA is 16-00 Route 208 South, Fair Lawn,
New Jersey 07410-2503.

         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to The Pacific Corporate Group, 1200 Prospect Street, Suite 200, La Jolla, California 92037, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.



------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
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
                                                               EXHIBIT A

[Please note that, except for the name of the Management Company (PCG LLC instead of PCG Inc.) and any dates used herein, this proposed New Management Agreement is identical to the Fund's Current Management Agreement.]



                             MANAGEMENT AGREEMENT

         AGREEMENT made this _____ day of _________________, 2001, by and between THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND, a Delaware business trust (hereinafter referred to as the "Fund"), and PACIFIC CORPORATE GROUP LLC, a Delaware limited liability company (hereinafter referred to as the "Management Company").

                             W I T N E S S E T H :

         WHEREAS, the Fund proposes to engage in business as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         WHEREAS, the Management Company is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Fund desires to retain the Management Company to provide management and investment advisory services to the Fund in the manner and on the terms hereinafter set forth; and

         WHEREAS, the Management Company is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I

                       DUTIES OF THE MANAGEMENT COMPANY

         The Fund hereby retains the Management Company to act as the manager of the Fund and to furnish, or arrange for its affiliates to furnish, the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of, the Board of Trustees of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Management Company hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

         (a) Management Services. The Management Company shall perform the management services necessary for the operation of the Fund. The
Management Company shall provide the Fund with office space, equipment and facilities and such other services as the Management Company, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Management Company shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Management Company shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in filings made by the Fund under the United States Federal securities laws. The Management Company shall co-ordinate with any administrator selected by the Trustees and shall make reports to the Board of Trustees of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Management Company and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund, except as otherwise provided in the Fund's Declaration of Trust.

         (b) Investment Advisory Services. The Management Company shall provide, or arrange for its affiliates to provide, the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Management Company shall act as investment adviser to the Fund and, in such capacity, shall exercise investment discretion on behalf of the Fund and furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests or in cash, including without limitation, selecting Indirect Investments and Direct Investments (as such terms are defined in the Confidential Private Placement Memorandum, as supplemented (the "PPM")) and, prior to the purchase of Indirect Investments and Direct Investments (as such terms are defined in the PPM), investing funds in Pre-Portfolio Investments
(as such term is defined in the PPM), subject always to the restrictions of the Declaration of Trust and the By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the Fund's investment objective, investment policies and investment restrictions. The Management Company shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities. Should the Trustees at any time, however, make any definite determination as to investment policy and notify the Management Company thereof in writing, the Management Company shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Management Company shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Management Company is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders with respect to assets of the Fund, the Management Company is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees and set forth in the PPM. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Management Company may select brokers or dealers with which it, or the Fund, is affiliated.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

         (a) The Management Company. The Management Company assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under
Article I hereof, and shall pay all compensation of officers and Trustees of the Fund who are affiliated persons of the Management Company.

         (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organizational costs, taxes, expenses for legal and auditing services, costs of printing proxies and shareholder reports, administrative and custodial expenses, expenses of portfolio transactions, Securities and Exchange Commission fees, state Blue Sky filing fees, fees and expenses with respect to borrowing, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Management Company, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other like expenses properly payable by the Fund.

                                  ARTICLE III

                    COMPENSATION OF THE MANAGEMENT COMPANY

         For the services provided by the Management Company under this Agreement, the Fund shall pay the Management Company a management fee (the "Management Fee") computed at the rate of 1.25% per annum of the total capital commitments of the Fund less any distributions of capital and realized investment losses, payable quarterly in advance, computed as of the end of the prior quarter. If this Agreement becomes effective for any partial period, compensation for such partial period shall be prorated in a manner consistent with the calculation of the Management Fee as set forth above. The Management Fee with respect to capital commitments of shareholders participating in a closing subsequent to the initial closing of the Fund will accrue from the date of the Fund's initial closing, and will be payable on the date of the closing in which such shareholder participates. The Management Fee shall be reduced by 100% of directors' fees or other remuneration received by the Management Company or its employees from any portfolio company of the Fund. To the extent such fees or other remuneration exceed the quarterly management fee, the excess amount will be credited in full against subsequent payments of such fee.

                                  ARTICLE IV

               LIMITATION OF LIABILITY OF THE MANAGEMENT COMPANY

         The Management Company shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund in which the Management Company has acted in good faith, except for losses arising from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Management Company" shall include any affiliates of the Management Company performing services for the Fund contemplated hereby and directors, officers and employees of the Management Company and such affiliates.

                                   ARTICLE V

                     ACTIVITIES OF THE MANAGEMENT COMPANY

         The services of the Management Company to the Fund are not to be deemed to be exclusive, the Management Company and any person controlled by or under common control with the Management Company (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that Trustees, officers, employees and shareholders of the Fund are or may become interested in the Management Company and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Management Company and its affiliates are or may become interested in the Fund, as Trustees, officers, employees and shareholders, and that the Management Company and directors, officers, employees and shareholders of its affiliates are or may become interested in the Fund as shareholders or otherwise.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

         This Agreement shall become effective as of the date first above written and shall remain in force until ___________________, 2003 and will continue in effect thereafter so long as such continuance specifically is approved at least annually by (i) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or by the Management Company, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

         This Agreement may be amended by the parties only if such amendment specifically is approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

         The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with laws of the State of California and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of California, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                         THE PACIFIC CORPORATE GROUP PRIVATE
                                         EQUITY FUND

                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                         PACIFIC CORPORATE GROUP LLC

                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

[Proxy Card Front]



                THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

                        1200 PROSPECT STREET, SUITE 200

                          LA JOLLA, CALIFORNIA 92037



                                     PROXY

          This proxy is solicited on behalf of the Board of Trustees



         The undersigned hereby appoints Christopher J. Bower and Harry G. Bubb as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of beneficial interest of The Pacific Corporate Group Private Equity Fund (the "Fund") held of record by the undersigned on June 4, 2001 at a special meeting of shareholders of the Fund to be held at the offices of the Fund, located at 1200 Prospect Street, Suite 200, La Jolla, California 92037, at 10:00 a.m. (Pacific time) on July 18, 2001, and at any adjournments thereof.

         This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "for" item 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

                             (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

     1. To consider and act upon a proposal to approve new management arrangements with Pacific Corporate Group LLC ("PCG LLC"), including a new management agreement between the Fund and PCG LLC and the substitution of PCG LLC for Pacific Corporate Group, Inc. as the adviser trustee of the Fund.

                  FOR [ ]      AGAINST [ ]     ABSTAIN [ ]

     2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing
                                      as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated:
                                             ---------------------------------


                                        X
                                         -------------------------------------
                                                       Signature

                                        X
                                         -------------------------------------
                                               Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.